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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                June 29, 2004
                                -----------------
                      (Date of the earliest event reported)

                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

       California                    000-21665                    95-4595609
       ----------                   ------------                  ----------
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)

                  1220 W. Avenue J, Lancaster, California 93534
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               (Address of principal executive offices) (Zip Code)

                                  661-723-7723
                                  -------------
               Registrant's telephone number, including area code


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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

                  99.1     Press Release dated June 23, 2004.

ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 23, 2004, Simulations Plus, Inc., a California corporation (the "Company"), issued a press release announcing preliminary revenues and estimated earnings for the fiscal quarter ending May 31, 2004 and the first nine months of the fiscal year. A copy of the press release hereto is attached as Exhibit 99.1.

         This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements. Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SIMULATIONS PLUS, INC.

Dated: June 29, 2004                   By: /s/ Walter S. Woltosz
                                           -------------------------------------
                                           Walter S. Woltosz
                                           Chief Executive Officer and President





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                                  EXHIBIT INDEX
                                  -------------

              Exhibit Number                           Description
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                   99.1                   Press release, dated June 23, 2004.